Exhibit 99.2
1 Preliminary First Quarter 2023 Earnings Supplement First Quarter 2023 Preliminary Earnings Supplement April 19, 2023

2 Preliminary First Quarter 2023 Earnings Supplement Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of April 19, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Preliminary First Quarter 2023 Earnings Supplement Preliminary First Quarter 2023 Results • Despite being down from the extraordinary pandemic driven demand level over the last two years, Matson’s Ocean Transportation and Logistics business segments performed well in a challenging business environment • Ocean Transportation: – Our China service generated lower year-over-year volume and freight rates, which were the primary contributors to the decline in our consolidated operating income – Lower year-over-year volumes in Hawaii, Alaska and Guam compared to year ago period • Logistics: – Lower YoY operating income primarily due to lower contributions from supply chain management and transportation brokerage • In 1Q23: – Repurchased ~0.7 million shares for a total cost of $41.8 million – Prepaid ~$26.4 million in outstanding principal on long-term debt

4 Preliminary First Quarter 2023 Earnings Supplement Preliminary First Quarter 2023 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by U.S. GAAP. ($ in millions, except per share data) Preliminary Range ($ in millions) INCOME STATEMENT BALANCE SHEET Operating Income Total debt Ocean Transportation $ 416.2 $ 23.0 - $ 28.0 Private placement term loans $ 185.8 Logistics 16.4 10.0 - 11.0 Title XI debt 290.9 Total operating income 432.6 33.0 - 39.0 Revolving credit facility ‒ Total debt (1) $ 476.7 Other income (expense), net 2.0 1.8 - 1.8 Interest income ‒ 8.2 - 8.2 Cash and cash equivalents ~ $ 88.0 Interest expense (4.8) (4.5) - (4.5) Income before taxes 429.8 38.5 - 44.5 Capital Construction Fund $ 623.7 Income taxes 90.6 9.2 - 10.7 Effective income tax rate 21.1% 24.0% - 24.0% Net income $ 339.2 $ 29.3 - $ 33.8 Diluted EPS $ 8.23 $ 0.81 - $ 0.93 Quarter Ended March 31, 2023 Quarter Ended Quarter Ended March 31, 2023 March 31, 2022

5 Preliminary First Quarter 2023 Earnings Supplement Commentary on the Transpacific Tradelane • In 1Q23, retail customers continued to conservatively manage inventories amid weakening consumer demand, increasing interest rates and economic uncertainty • Currently in the Transpacific marketplace, business conditions are mixed with general improvement in tradelane capacity and some improvement in retailer inventories, but we continue to see conservative management of inventories by retail customers in light of economic uncertainty – As such, we expect our CLX and CLX+ services in 2Q23 to reflect freight demand levels below normalized conditions with lower YoY volumes and rates – Absent an economic “hard landing” in the U.S., we expect improved trade dynamics in 2H23 as the Transpacific marketplace transitions to a more normalized level of demand • Regardless of the economic environment, we expect to continue to earn a significant rate premium to the Shanghai Containerized Freight Index (SCFI) reflecting our fast and reliable ocean services and unmatched destination services

6 Preliminary First Quarter 2023 Earnings Supplement Hawaii Service First Quarter 2023 Performance • Container volume decreased 0.8% YoY – Lower eastbound volume – 1Q23 volume 0.9% higher than volume achieved in 1Q19 • During 1Q23, domestic tourist arrivals remained relatively strong and international arrivals continued to improve modestly Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (0.8)%

7 Preliminary First Quarter 2023 Earnings Supplement China Service First Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume decreased 35.4% YoY – No CCX service in 1Q23 • CCX service discontinued in 3Q22 – Lower demand for our CLX and CLX+ services • Lower average freight rates YoY, but higher than in 1Q19 (35.4)%

8 Preliminary First Quarter 2023 Earnings Supplement Guam Service First Quarter 2023 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 • Container volume decreased 10.9% YoY primarily due to lower retail-related demand – 1Q23 volume 3.9% lower than volume achieved in 1Q19 (10.9)%

9 Preliminary First Quarter 2023 Earnings Supplement Alaska Service First Quarter 2023 Performance • Container volume decreased 4.8% YoY – Lower export seafood volume from AAX primarily due to 3 less sailings – Lower southbound volume primarily due to lower domestic seafood and household goods volume – Higher northbound volume primarily due to 2 additional sailings • 1Q23 volume 20.7% higher than volume achieved in 1Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (4.8)%

10 Preliminary First Quarter 2023 Earnings Supplement Matson Logistics First Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 $10.0 to $11.0 million • Operating income of $10.0 to $11.0 million; YoY decrease of approximately $5.4 to $6.4 million – Lower contribution from supply chain management consistent with lower demand in Transpacific tradelane – Lower contribution from transportation brokerage